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                                      Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  We consent to the incorporation by reference in the Registration Statement of Westower Corporation on form S-8 (Registration No. 333-65337) of our report dated October 21, 1998, relating to the financial statements of CORD Communications, Inc. appearing in this Amendment No. 3 on Form 8-K/A to the Current Report on Form 8-K dated September 15, 1998 of Westower Corporation.


Beaverton, Oregon
June 17, 1999